Exhibit 10.1

EXECUTION VERSION

SECOND INCREMENTAL FACILITY AMENDMENT (this “Amendment”) dated as of November 30, 2012, among MOMENTIVE PERFORMANCE MATERIALS HOLDINGS INC., a Delaware corporation (“Holdings”), MOMENTIVE PERFORMANCE MATERIALS INC., a Delaware corporation (“Intermediate Holdings”), MOMENTIVE PERFORMANCE MATERIALS USA INC., a Delaware corporation (the “U.S. Borrower”). MOMENTIVE PERFORMANCE MATERIALS GMBH, a company organized under the laws of Germany (the “German Borrower”; the German Borrower and the U.S. Borrower, each a “Borrower”, and, collectively, the “Borrowers”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) under the AMENDED AND RESTATED CREDIT AGREEMENT dated as of February 10, 2011, among Holdings, Intermediate Holdings, the Borrowers, the Lenders party thereto from time to time and the agents, arrangers and bookrunners party thereto (such Amended and Restated Credit Agreement, as amended by the Incremental Assumption Agreement, dated as of April 2, 2012 and by Amendment No. 1, dated as of November 16, 2012, the “Credit Agreement”).

A. Pursuant to the Credit Agreement, the Lenders, the Issuing Banks and the Swingline Lender (such terms and each other capitalized term used but not defined herein having the meaning assigned to such term in the Credit Agreement (as amended hereby)), have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.

B. Pursuant to Section 2.21 of the Credit Agreement, the Borrowers have requested that the Incremental Lenders (as defined below) provide Incremental Revolving Facility Commitments in the aggregate principal amount set forth on Schedule 1 hereto to be effective as of November 30, 2012.

C. The Incremental Lenders are willing to provide such Incremental Revolving Facility Commitments and to make Borrowings thereunder available to the Borrowers pursuant to the terms and subject to the conditions set forth herein.

D. Pursuant to Section 2.21(b) of the Credit Agreement, each of the parties thereto agreed that, upon the effectiveness of any Incremental Assumption Agreement, the Credit Agreement shall be amended to the extent necessary to reflect the existence and terms of the Incremental Commitments evidenced thereby, as provided for in Section 9.08(e) of the Credit Agreement. The Administrative Agent, Holdings, Intermediate Holdings, the Borrowers and the Incremental Lenders party hereto desire to memorialize the terms of this Agreement by amending, in accordance with Section 9.08(e) of the Credit Agreement, the Credit Agreement as set forth below, such amendment to become effective on the Second Incremental Effective Date (as defined below).

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. As used in this Amendment, the following terms have the meanings specified below:

“Amendment Transactions” shall mean the execution and delivery of this Amendment and the Reaffirmation Agreement (as defined in Section 5(f) hereof) by each Person party hereto or thereto, the satisfaction of the conditions to the effectiveness hereof and thereof and the consummation of the transactions contemplated hereby and thereby.

“Commitment Letter” shall mean the Extended Revolving Facility Commitment Letter dated October 23, 2010, by and among the U.S. Borrower, the German Borrower, the Incremental Lenders and the other parties party thereto together with, for the avoidance of doubt, all “Extended Revolving Commitment Party Joinders” thereto.

“Incremental Lenders” shall mean the persons listed on Schedule 1 hereto (other than any such person that has ceased to be a party hereto pursuant to an Assignment and Acceptance in accordance with Section 9.04 of the Credit Agreement), as well as any person that becomes an “Incremental Lender” hereunder pursuant to Section 9.04 of the Credit Agreement.

“Majority Commitment Parties” shall mean, at any time, Incremental Lenders having Second Incremental Revolving Facility Commitments representing more than 50% of the sum of all Second Incremental Revolving Facility Commitments in effect at such time.

“Reaffirmation Agreement” shall mean a reaffirmation agreement substantially in the form of Exhibit A hereto.

“Second Incremental Effective Date” shall mean the date on which all the conditions set forth or referred to in Section 5 hereof shall have been satisfied (or to the extent permitted under the Credit Agreement, waived by the Administrative Agent and each of the Incremental Lenders).

“Second Incremental Revolving Facility Commitment” shall mean, with respect to each Incremental Lender, the commitment of such Incremental Lender to provide Incremental Revolving Facility Commitments on and following the Second Incremental Effective Date, as set forth on Schedule 1 hereto or in the Assignment and Acceptance Agreement pursuant to which such Incremental Lender shall have assumed its Incremental Revolving Facility Commitment, as applicable. The aggregate amount of the Second Incremental Revolving Facility Commitments of all Incremental Lenders as of the date of this Amendment is $300.0 million.

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SECTION 2. Commitment. Subject to the terms and conditions set forth herein, each Incremental Lender agrees to provide Second Incremental Revolving Facility Commitments and to make Borrowings thereunder available to the U.S. Borrower or the German Borrower, as applicable, on and following the Second Incremental Effective Date in a principal amount not to exceed such Incremental Lender’s Second Incremental Revolving Facility Commitment and subject to the other terms and conditions set forth in the Credit Agreement.

SECTION 3. Amendments to Section 1.01. (a) On the Second Incremental Effective Date, Section 1.01 of the Credit Agreement shall be amended by adding the following definitions in the appropriate alphabetical order:

“Extended Revolving Facility Maturity Date” shall mean December 3, 2014.

“Second Incremental Amendment” shall mean the Second Incremental Facility Amendment, dated as of November 30, 2012, among Holdings, Intermediate Holdings, the Borrowers, the Incremental Lenders party thereto and the Administrative Agent.

“Second Incremental Effective Date” shall have the meaning set forth in Section 1 of the Second Incremental Amendment.

“Second Incremental Reaffirmation Agreement” shall have the meaning assigned to the term “Reaffirmation Agreement” in Section 1 of the Second Incremental Amendment.

“Second Incremental Revolving Facility Commitment” shall have the meaning set forth in Section 1 of the Second Incremental Amendment.

“Second Incremental Revolving Facility Lender” shall mean a Lender with a Second Incremental Revolving Facility Commitment or an outstanding Revolving Facility Loan made thereunder.

(b) On the Second Incremental Effective Date the definition of the term “ABR” in Section 1.01 of the Credit Agreement shall be deleted in its entirety and replaced by the following text:

“ABR” shall mean, for any day, a fluctuating rate per annum equal to (i) the higher of (a) the Federal Funds Effective Rate plus  1/2 of 1% and (b) the rate of interest per annum in effect for such day as announced from time to time by JPMCB as its “prime rate” at its principal office in New York, New York (any change in such rate announced by JPMCB shall take effect at the opening of business on the day specified in the announcement of such change), and (ii) solely with respect to ABR Borrowings made under the Second Incremental Revolving Facility Commitments, the greatest of clauses (a) and (b) above and the Adjusted LIBO Rate for a 1-month Interest Period plus 1%.

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(c) On the Second Incremental Effective Date the definition of the term “Applicable Commitment Fee” in Section 1.01 of the Credit Agreement shall be deleted in its entirety and replaced by the following text:

“Applicable Commitment Fee” shall mean for any day (a) other than in respect of Second Incremental Revolving Facility Commitments, (x) prior to the date that is 60 days after the Amendment No. 1 Effective Date, the Applicable Commitment Fee determined pursuant to the Pricing Grid and (y) on and after the date that is 60 days after the Amendment No. 1 Effective Date, 4.00% per annum and (b) in respect of Second Incremental Revolving Facility Commitments, (x) prior to the date that is 60 days after the Amendment No. 1 Effective Date, 0.50% per annum and (y) on and after the date that is 60 days after the Amendment No. 1 Effective Date, 4.00% per annum.

(d) On the Second Incremental Effective Date the definition of the term “Applicable Margin” in Section 1.01 of the Credit Agreement shall be deleted in its entirety and replaced by the following text:

“Applicable Margin” shall mean for any day (i) with respect to any Revolving Facility Loan (other than a Revolving Facility Loan made under the Second Incremental Revolving Facility Commitments), prior to the date that is 60 days after the Amendment No. 1 Effective Date, 2.50% per annum in the case of any Eurocurrency Revolving Loan and 1.50% per annum in the case of any ABR Revolving Loan; provided, that the Applicable Margin with respect to Revolving Facility Loans and Swingline Loans (other than, in each case, with respect to those made under the Second Incremental Revolving Facility Commitments) will be determined pursuant to the Pricing Grid during such period, (ii) with respect to any Original Maturity Term B Loan, 2.25% per annum in the case of any Eurocurrency Term Loan and 1.50% per annum in the case of any ABR Loan, (iii) with respect to any Extended Maturity Term B Loan, 3.50% per annum in the case of any Eurocurrency Term Loan and 2.75% per annum in the case of any ABR Loan, (iv) with respect to any Revolving Facility Loan made under the Second Incremental Revolving Facility Commitments, prior to the date that is 60 days after the Amendment No. 1 Effective Date, 4.75% per annum in the case of any Eurocurrency Revolving Loan and 3.75% per annum in the case of any ABR Revolving Loan and (v) on and after the date that is 60 days after the Amendment No. 1 Effective Date, 6.00% per annum in the case of any Eurocurrency Revolving Loan and 5.00% in the case of any ABR Revolving Loans.

(e) On the Second Incremental Effective Date the definition of the term “Loan Documents” in Section 1.01 of the Credit Agreement shall be amended by inserting the text “the Second Incremental Amendment, Second Incremental Reaffirmation Agreement” immediately following the text “the Amendment Agreement,” set forth therein.

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(f) On the Second Incremental Effective Date the definition of the term “Revolving Facility Maturity Date” in Section 1.01 of the Credit Agreement shall be amended by replacing the text “and (b)” set forth therein with the text “, (b) with respect to the Second Incremental Revolving Facility Commitments, the Extended Revolving Facility Maturity Date and (c)”.

SECTION 4. Amendment to Section 3.12. On the Second Incremental Effective Date, Section 3.12 of the Credit Agreement shall be amended by inserting the text “; provided, that proceeds of Revolving Facility Loans made under the Second Incremental Revolving Facility Commitments on the Second Incremental Effective Date may be used to refinance any other Revolving Facility Loans outstanding on the Second Incremental Effective Date.” at the end of such section.

SECTION 5. Conditions to Amendments and Funding. The amendments to the Credit Agreement and the obligations of the Incremental Lenders to provide the Second Incremental Revolving Facility Commitments and make the Borrowings thereunder available to the Borrowers hereunder shall not become effective until each of the following conditions is satisfied (or waived by the Administrative Agent and each of the Incremental Lenders):

(a) The Administrative Agent shall have received from Holdings, Intermediate Holdings, the Borrowers and the Incremental Lenders party hereto, either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

(b) The Administrative Agent shall have received, on behalf of itself, the Lenders and each Issuing Bank on or prior to the Second Incremental Effective Date, a written opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP, special counsel for Holdings and the Borrowers, in form and substance reasonably satisfactory to the Administrative Agent and its counsel (A) dated as of the Second Incremental Effective Date, (B) addressed to the Administrative Agent, the Lenders and each Issuing Bank as of the Second Incremental Effective Date and (C) in form and substance substantially consistent with such opinions that have been delivered in connection with prior incremental facilities established under the Credit Agreement, and each of Holdings and each Borrower hereby instruct Paul, Weiss, Rifkind, Wharton & Garrison LLP to deliver such opinion.

(c) The Administrative Agent shall have received a certificate from the chief financial officer of Intermediate Holdings dated the Second Incremental Effective Date confirming the solvency of Intermediate Holdings and its subsidiaries, on a consolidated basis after giving effect to this Amendment and any Revolving Facility Loans to be made on the Second Incremental Effective Date, in a form substantially similar to such certificates that have been provided in connection with prior Credit Events under the Credit Agreement.

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(d) On the Second Incremental Effective Date, (i) the conditions set forth in paragraphs (b) and (c) of Section 4.01 of the Credit Agreement shall be satisfied, (ii) the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrowers, dated as of the Second Incremental Effective Date, confirming compliance with the conditions set forth in clause (i) of this paragraph (d) and (iii) all other conditions set forth in the Credit Agreement (as it may be amended, modified or waived as of the Second Incremental Effective Date) that are applicable to the effectiveness of an Incremental Revolving Facility Commitment at such time shall be satisfied (other than with respect to Section 2.21(c)(iii) of the Credit Agreement, which is hereby waived by the Incremental Lenders for purposes of the Second Incremental Revolving Facility Commitments).

(e) The Administrative Agent and the Incremental Lenders shall have received all fees and other amounts due and payable on or prior to the Second Incremental Effective Date pursuant to the Commitment Letter in connection with the Amendment Transactions, it being agreed that the Administrative Agent and the Incremental Lenders waive their right to receive compensation pursuant to Section 2.16 of the Credit Agreement on any existing Revolving Facility Loan of such Incremental Lenders.

(f) The Administrative Agent shall have received a Reaffirmation Agreement, duly executed by the applicable Loan Parties and any other Persons party thereto and dated as of the Second Incremental Effective Date.

(g) No waiver, amendment or modification of the Credit Agreement or any other Loan Document shall have been effected on or prior to the Second Incremental Effective Date that by its terms adversely affects in any material respect the Incremental Lenders differently than the Lenders participating in any other Tranche under the Credit Agreement, without the consent of the Majority Commitment Parties (it being agreed that (i) the Required Lenders (as defined in the Credit Agreement) may waive, in whole or in part, any prepayment required by Section 2.11 of the Credit Agreement so long as the application of any prepayment still required to be made is not changed and (ii) no such waiver, amendment or modification will modify the conditions set forth in paragraphs (b) and (c) of Section 4.01 of the Credit Agreement with respect to any Revolving Loans to be drawn under the Extended Revolving Facility without the consent of the Majority Commitment Parties).

Notwithstanding the foregoing, the obligations of the Incremental Lenders to provide the Second Incremental Revolving Facility Commitments and to make the Borrowings thereunder available to the Borrowers shall not become effective unless each of the foregoing conditions is satisfied at or prior to 5:00 p.m., New York City Time on December 4, 2012 (and, in the event such conditions are not so satisfied, this Amendment shall terminate at such time). Upon the satisfaction of the conditions set forth in this Section 5 by such time and the effectiveness of the Second Incremental Revolving

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Facility Commitments, all commitments under and pursuant to that certain Commitment Letter, dated as of October 23, 2010, by and among Momentive Performance Materials USA Inc., Momentive Performance Materials GmbH and the Commitment Parties thereto, shall irrevocably terminate.

SECTION 6. Post-Closing Covenant. On or prior to 60 days after the Amendment No. 1 Effective Date (unless waived or extended by the Administrative Agent in its reasonable discretion), the Borrowers shall, or shall cause the applicable Loan Party to, deliver to the Administrative Agent (i) any reaffirmation agreements, amendments to Security Documents or other agreements in each case that the Administrative Agent, in consultation with its counsel, reasonably determines are necessary to ensure the continuation of any guarantee and the continuation and perfection of any Lien, in each case, provided for under the Loan Documents in each case in a form substantially similar to those delivered previously under the Credit Agreement, (ii) customary written opinion of local counsel in jurisdictions consistent with opinions previously delivered under the Credit Agreement, in form and substance substantially consistent with such opinions that have been delivered previously with a written opinion and (iii) if requested by the Administrative Agent, an updated Perfection Certificate. The Incremental Lenders hereby waive the condition for the Borrowers to deliver documents set forth in this Section 6 on the Second Incremental Effective Date.

SECTION 7. Second Incremental Effective Date. On or prior to the Second Incremental Effective Date the applicable Borrowers shall submit a Borrowing Request to the Administrative Agent for Borrowings under the Second Incremental Revolving Facility Commitments in an amount sufficient to repay on the Second Incremental Effective Date all outstanding Revolving Facility Loans with respect to the Revolving Facility Commitments existing immediately prior to the Second Incremental Effective Date (the “Existing Revolving Facility Commitments”) and the Administrative Agent shall apply the proceeds of such Borrowings to the repayment of such amounts. Upon the effectiveness of the Second Incremental Revolving Facility Commitments, the Existing Revolving Facility Commitments shall be terminated. In no event shall the Second Incremental Revolving Facility Commitments and the Extended Revolving Facility Commitments be outstanding at the same time and no Revolving Facility Lender shall have obligations under both facilities under the Credit Agreement at any time. On the Second Incremental Effective Date, all outstanding Letters of Credit issued under the Existing Revolving Facility Commitments shall be deemed issued under the Second Incremental Revolving Facility Commitments.

SECTION 8. Representations and Warranties. The Borrowers represent and warrant to the Administrative Agent and to each of the Incremental Lenders that:

(a) Each of this Amendment and the Reaffirmation Agreement has been duly authorized, executed and delivered by each Loan Party that is party hereto or thereto and constitutes a legal, valid and binding obligation of such Loan Party enforceable against each such Loan Party in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization,

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fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

(b) The execution, delivery and performance by each of the Loan Parties of each of this Amendment and the Reaffirmation Agreement to which it is a party, the borrowings contemplated hereby and the consummation of the Amendment Transactions by such Loan Party will not (i) violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents (including any partnership, limited liability company or operating agreements) or by-laws of any such Loan Party, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (C) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which any such Loan Party is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) or to a loss of a material benefit under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section 8(b), would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by any such Loan Party, other than Permitted Liens.

(c) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Second Incremental Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(d) Immediately prior to and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

SECTION 9. Amendments; Counterparts. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, Intermediate Holdings, the Borrowers, the Administrative Agent and the Incremental Lenders (and, after the Second Incremental Effective Date, any requisite Lenders required under Section 9.08 of the Credit Agreement). This Agreement may be executed in several counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or in portable document format (pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

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SECTION 10. Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Issuing Banks, the Borrowers or any other Loan Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. As of the Second Incremental Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute an “Incremental Assumption Agreement”, the Incremental Lenders shall constitute “Lenders”, this Amendment and the Reaffirmation Agreement shall constitute “Loan Documents”, the Revolving Facility Loans made under the Second Incremental Revolving Facility Commitments shall constitute “Incremental Revolving Facility Loans” and the Second Incremental Revolving Facility Commitments shall constitute “Incremental Revolving Facility Commitments”, in each case for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 11. No Novation. This Amendment shall not extinguish the Loans outstanding under the Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the Loans outstanding under the Credit Agreement, which shall remain outstanding after the Second Incremental Effective Date as modified hereby. Notwithstanding any provision of this Amendment, the provisions of Sections 2.15, 2.16, 2.17 and 9.05 of the Credit Agreement as in effect immediately prior to the Second Incremental Effective Date will continue to be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the Second Incremental Effective Date.

SECTION 12. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

SECTION 13. APPLICABLE LAW; WAIVER OF JURY TRIAL; JURISDICTION. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATING TO THIS AMENDEMNT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.11 AND 9.15 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

SECTION 14. Expenses. The Borrowers agree to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment (including reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP), to the extent required by Section 9.05 of the Credit Agreement.

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SECTION 15. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting this Amendment.

SECTION 16. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

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IN WITNESS WHEREOF, the parties hereto have caused this Incremental Assumption Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

MOMENTIVE PERFORMANCE MATERIALS HOLDINGS INC.,

By:	/s/ Authorized Signatory
Name:
Title:

MOMENTIVE PERFORMANCE MATERIALS INC.,

By:	/s/ Authorized Signatory
Name:
Title:

MOMENTIVE PERFORMANCE MATERIALS USA INC.,

By:	/s/ Authorized Signatory
Name:
Title:

[Second Incremental Facility Amendment]

MOMENTIVE PERFORMANCE MATERIALS GMBH,

By:	/s/ Authorized Signatory
Name:
Title:

[Second Incremental Facility Amendment]

JPMorgan Chase Bank, N.A., as an Incremental Lender

By:	/s/ Authorized Signatory
Name:
Title:

BANK OF AMERICA, N.A., as an Incremental Lender

By:	/s/ Authorized Signatory
Name:
Title:

Bank of Montreal, as an Incremental Lender

By:	/s/ Authorized Signatory
Name:
Title:

CITICORP NORTH AMERICA, INC., as an Incremental Lender

By:	/s/ Authorized Signatory
Name:
Title:

Credit Suisse Asset Management as collateral manager for Atrium V

By:	/s/ Authorized Signatory
Name:
Title:

[Second Incremental Facility Amendment]

CREDIT SUISSE AG, Cayman Islands Branch, as an Incremental Lender

By:	/s/ Authorized Signatory
Name:
Title:

By:	/s/ Authorized Signatory
Name:
Title:

Deutsche Bank AG New York Branch as an Incremental Lender

By:	/s/ Authorized Signatory
Name:
Title:

By:	/s/ Authorized Signatory
Name:
Title:

GE CAPITAL CORPORATION, as an Incremental Lender

By:	/s/ Authorized Signatory
Name:
Title:

Goldman Sachs Lending Partners LLC, as an Incremental Lender

By:	/s/ Authorized Signatory
Name:
Title:

[Second Incremental Facility Amendment]

Morgan Stanley Senior Funding, Inc. as an Incremental Lender

By:	/s/ Authorized Signatory
Name:
Title:

UBS LOAN FINANCE LLC, as an Incremental Lender

By:	/s/ Authorized Signatory
Name:
Title:

By:	/s/ Authorized Signatory
Name:
Title:

[Second Incremental Facility Amendment]

SCHEDULE 1

Incremental Lender	Second Incremental Revolving Facility Commitments
General Electric Capital Corporation	$146,779,141.10
UBS Loan Finance LLC	32,208,588.96
JPMorgan Chase Bank, N.A.	28,987,730.06
Deutsche Bank AG New York Branch	23,006,134.97
Goldman Sachs Lending Partners LLC	13,803,680.98
Bank of Montreal	13,803,680.98
Citicorp North America, Inc.	9,202,453.99
Credit Suisse AG, Cayman Islands Branch	9,202,453.99
Morgan Stanley Senior Funding, Inc.	9,202,453.99
Bank of America, N.A.	9,202,453.99
Atrium V	4,601,226.99

TOTAL	$300,000,000

EXHIBIT A

Reaffirmation Agreement

See attached.

REAFFIRMATION AGREEMENT (this “Agreement”), dated as of November 30, 2012, among MOMENTIVE PERFORMANCE MATERIALS HOLDINGS INC., a Delaware corporation (“Holdings”), MOMENTIVE PERFORMANCE MATERIALS INC., a Delaware corporation (“Intermediate Holdings”), MOMENTIVE PERFORMANCE MATERIALS USA INC., a Delaware corporation (the “U.S. Borrower”), MOMENTIVE PERFORMANCE MATERIALS GMBH, a company organized under the laws of Germany (the “German Borrower”; the German Borrower and the U.S. Borrower, each a “Borrower”, and collectively, the “Borrowers”), each other subsidiary of Holdings identified on the signature pages hereto (each, a “Subsidiary Party” and the Subsidiary Parties, Holdings, Intermediate Holdings and the Borrowers, the “Reaffirming Parties”) and JPMORGAN CHASE BANK, N.A. (“JPMCB”), as Administrative Agent under the Amended Credit Agreement referred to below.

WHEREAS Holdings, Intermediate Holdings, the Borrowers, the Incremental Lenders (as defined in the Incremental Assumption Agreement referred to below) and JPMCB, as Administrative Agent, have entered into the Incremental Assumption Agreement, dated as of the date hereof (the “Incremental Assumption Agreement”), which amends the Amended and Restated Credit Agreement, dated as of February 10, 2011 (as amended by the Incremental Assumption Agreement, dated as of April 2, 2012, Amendment No. 1 to the Amended and Restated Credit Agreement, dated as of November 16, 2012, and as further amended, supplemented and/or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and, as amended by the Incremental Assumption Agreement, the “Amended Credit Agreement”), among Holdings, Intermediate Holdings, the Borrowers, the Lenders party thereto, the Administrative Agent and the arrangers party thereto and;

WHEREAS each of the Reaffirming Parties is party to one or more of the Security Documents (such term and each other capitalized term used but not defined herein having the meaning assigned to such terms in the Amended Credit Agreement);

WHEREAS each Reaffirming Party expects to realize, or has realized, substantial direct and indirect benefits as a result of the Incremental Assumption Agreement becoming effective and the consummation of the transactions contemplated thereby; and

WHEREAS the execution and delivery of this Agreement is a condition precedent to the consummation of the transactions contemplated by the Incremental Assumption Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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ARTICLE I.

Reaffirmation/Amendment

SECTION 1.01. Reaffirmation. (a) Each of the Reaffirming Parties (i) hereby consents to the Incremental Assumption Agreement and the transactions contemplated thereby, (ii) hereby confirms its guarantees, pledges, hypothecs, grants of security interests and other agreements, as applicable, under each of the Security Documents to which it is party and (iii) agrees that notwithstanding the effectiveness of the Incremental Assumption Agreement and the consummation of the transactions contemplated thereby, such guarantees, pledges, hypothecs, grants of security interests and other agreements shall remain continuous and unaffected in accordance with the provisions of the Security Documents, shall continue to be in full force and effect and, other than in respect of the Security Documents governed by Dutch law and Japanese law (which shall accrue to the benefit of the Administrative Agent), shall accrue to the benefit of the Lenders under the Amended Credit Agreement and the obligations secured thereunder will be the obligations defined as such in the Security Documents as those obligations have been amended pursuant to the Incremental Assumption Agreement. Each of the Reaffirming Parties further agrees to take any action that may be required or that is reasonably requested by the Administrative Agent to ensure compliance by Holdings, Intermediate Holdings and the Borrowers with Section 5.10 of the Amended Credit Agreement and hereby reaffirms its obligations under each similar provision of each Security Document to which it is party.

(b) Each of the Reaffirming Parties party to each of the Security Documents securing the Obligations of the Borrowers hereby confirms and agrees that the outstanding Term Loans, Revolving Facility Loans and Credit-Linked Deposits have constituted and continue to constitute, Loan Document Obligations (as defined in the Guarantee Agreement).

(c) Notwithstanding anything herein to the contrary, in relation to any Reaffirming Party which is incorporated in Singapore, the obligations of such Reaffirming Party under or in connection with this Agreement do not extend to, guarantee or secure any liability which would be unlawful or prohibited by Section 76 of the Companies Act, Chapter 50 of Singapore.

SECTION 1.02. Amendment. On and after the effectiveness of the Incremental Assumption Agreement, (i) each reference in each Security Document to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Amended Credit Agreement, as such agreement may be amended, modified or supplemented and in effect from time to time, and (ii) the definition of any term defined in any Security Document by reference to the terms defined in the “Credit Agreement” shall be amended to be defined by reference to the defined term in the Amended Credit Agreement, as the same may be amended, modified or supplemented and in effect from time to time.

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ARTICLE II.

Representations and Warranties

Each Reaffirming Party hereby represents and warrants, which representations and warranties shall survive execution and delivery of this Agreement, as follows:

SECTION 2.01. Organization. Such Reaffirming Party is duly organized and validly existing in good standing under the laws of the jurisdiction of its formation (or, if applicable in a foreign jurisdiction, enjoys the equivalent status under the laws of any jurisdiction outside the United States).

SECTION 2.02. Authority; Enforceability. Such Reaffirming Party has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement. Such Reaffirming Party has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

SECTION 2.03. Security Documents. The representations and warranties of such Reaffirming Party contained in each Security Document are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).

ARTICLE III.

Miscellaneous

SECTION 3.01. Notices. All notices and other communications hereunder shall be made at the addresses, in the manner and with the effect provided in Section 9.01 of the Amended Credit Agreement, provided that, for this purpose, the address of each Reaffirming Party shall be the one specified for the U.S. Borrower under the Amended Credit Agreement.

SECTION 3.02. Expenses. The parties hereto acknowledge and agree that JPMCB and the Lenders shall be entitled to reimbursement of expenses as to the extent provided in Section 9.05 of the Amended Credit Agreement.

SECTION 3.03. Security Document. This Agreement is a Security Document executed pursuant to the Incremental Assumption Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms of the Amended Credit Agreement.

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SECTION 3.04. Section Captions. Section captions used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

SECTION 3.05. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

SECTION 3.06. Amendment. This Agreement may be waived, modified or amended only by a written agreement executed by each of the parties hereto.

SECTION 3.07. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

SECTION 3.08. Applicable Law; Waiver of Jury Trial; Jurisdiction; Consent to Service of Process. (A) THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.11 and 9.15 OF THE AMENDED CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 3.09. No Novation. Neither this Agreement nor the execution, delivery or effectiveness of the Incremental Assumption Agreement shall extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the Lien or priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied in this Agreement, the Incremental Assumption Agreement or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of Holdings, Intermediate Holdings, any Borrower or any Subsidiary Party under any Security Document from any of its obligations and liabilities as “Holdings”, “Intermediate Holdings”, a “Borrower”, the “U.S. Borrower”, the “German Borrower”, or a “Subsidiary Loan Party” under the Existing Credit Agreement or the other Security Documents. Each of the Existing Credit Agreement and the other Security Documents shall remain in full force and effect, until (as applicable) and except to any extent modified hereby or by the Incremental Assumption Agreement or in connection herewith and therewith.

SECTION 3.10. Limitation. With respect to any foreign Security Documents and any Foreign Pledge Agreements, notwithstanding anything herein to the contrary, the terms and provisions of this Agreement shall apply only to the extent permitted under the governing law of

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the applicable foreign Security Document or Foreign Pledge Agreement. If any provision of this Agreement limits, qualifies or conflicts with a provision of any foreign Security Document or Foreign Pledge Agreement, the applicable provision of such foreign Security Document or Foreign Pledge Agreement shall govern.

*     *     *     *     *

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement as of the day and year first above written.

MOMENTIVE PERFORMANCE MATERIALS HOLDINGS INC.

By
Name: William H. Carter
Title: Executive Vice President and Chief Financial Officer

MOMENTIVE PERFORMANCE MATERIALS INC.

By
Name: William H. Carter
Title: Executive Vice President and Chief Financial Officer

MOMENTIVE PERFORMANCE MATERIALS USA INC.

By
Name: George F. Knight
Title: Senior Vice President and Treasurer

[Reaffirmation Agreement]

MOMENTIVE PERFORMANCE MATERIALS GMBH

By
Name: George F. Knight
Title: General Manager

[Reaffirmation Agreement]

MOMENTIVE PERFORMANCE MATERIALS WORLDWIDE INC.

By
Name: George F. Knight
Title: Senior Vice President, Chief Financial Officer and Treasurer

MOMENTIVE PERFORMANCE MATERIALS CHINA SPV INC.

By
Name: George F. Knight
Title: Senior Vice President, Chief Financial Officer and Treasurer

MPM SILICONES, LLC

By
Name: George F. Knight
Title: Treasurer

MOMENTIVE PERFORMANCE MATERIALS SOUTH AMERICA INC.

By
Name: George F. Knight
Title: Senior Vice President and Treasurer

MOMENTIVE PERFORMANCE MATERIALS QUARTZ, INC.

By
Name: George F. Knight
Title: Senior Vice President and Treasurer

[Reaffirmation Agreement]

JUNIPER BOND HOLDINGS I LLC

By
Name: George F. Knight
Title: Senior Vice President – Finance, Chief Financial Officer and Treasurer

JUNIPER BOND HOLDINGS II LLC

By
Name: George F. Knight
Title: Senior Vice President – Finance, Chief Financial Officer and Treasurer

JUNIPER BOND HOLDINGS III LLC

By
Name: George F. Knight
Title: Senior Vice President – Finance, Chief Financial Officer and Treasurer

JUNIPER BOND HOLDINGS IV LLC

By
Name: George F. Knight
Title: Senior Vice President – Finance, Chief Financial Officer and Treasurer

[Reaffirmation Agreement]

MOMENTIVE PERFORMANCE MATERIALS CANADA ULC

By
Name: Douglas A. Johns
Title: Secretary

[Reaffirmation Agreement]

MOMENTIVE PERFORMANCE MATERIALS QUARTZ GMBH

By
Name: George F. Knight
Title: General Manager

[Reaffirmation Agreement]

MOMENTIVE PERFORMANCE MATERIALS JAPAN LLC

By
Name: John C. Dandolph
Title: Representative

[Reaffirmation Agreement]

MOMENTIVE PERFORMANCE MATERIALS HONG KONG LTD

By
Name: John C. Dandolph
Title: Director

[Reaffirmation Agreement]

MOMENTIVE PERFORMANCE MATERIALS SUISSE SARL

By
Name: George F. Knight
Title: Managing Director

By
Name:
Title:

[Reaffirmation Agreement]

NAUTILUS PACIFIC TWO PTE. LTD.

by
Name: Jose Luis Conde Veiga
Title: Director

NAUTILUS PACIFIC FOUR PTE. LTD.

by
Name: Jose Luis Conde Veiga
Title: Director

MOMENTIVE PERFORMANCE MATERIALS PTE. LTD.

by
Name: Jose Luis Conde Veiga
Title: Director

MOMENTIVE PERFORMANCE MATERIALS ASIA PACIFIC PTE. LTD.

by
Name: Jose Luis Conde Veiga
Title: Director

TA HOLDING PTE. LTD.

by
Name: Jose Luis Conde Veiga
Title: Director

[Reaffirmation Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By
Name:
Title:

[Reaffirmation Agreement]